UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                 March 5, 2013

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West 8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 354-6100 (Houston) 33 156 26 71 71 (Paris)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2013, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing that Mark E. Baldwin, the Executive Vice President and Chief Financial Officer of the Company, intends to retire from the Company on or before April 30, 2013. Mr. Baldwin has served as Executive Vice President and Chief Financial Officer of the Company since August 2007. The press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Dresser-Rand Group Inc. Press Release dated March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.
(Registrant)

Date: March 5, 2013	By:	/s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Dresser-Rand Group Inc. Press Release dated March 5, 2013.